AMENDMENT NO. 2 TO TAX SHARING AGREEMENT

This Amendment No. 2 to Tax Sharing Agreement (“Amendment No. 2”) is executed on December 16, 2009 by and among Ambac Financial Group, Inc. (formerly known as AMBAC Inc.) (“Ambac” or “Parent”) and each of the other Members (as defined in the Prior Agreement, as defined below) (each of such other Members, individually, a “Subsidiary” and, collectively, the “Subsidiaries”).

WHEREAS, the Subsidiaries include Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation) (“AAC”).

WHEREAS, Ambac and the Subsidiaries are parties to a Tax Sharing Agreement as of July 18,1991, as amended by Amendment No. 1, effective as of October 1,1997 (as so amended, the “Prior Agreement”) which sets forth a method to allocate and settle among them the consolidated Federal income tax liability of the consolidated return group of which Ambac is the common parent.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Effective Date. This Amendment No. 2 shall have effect for all Final Determinations and all Carryback Payments (each as defined in paragraph 5(a), as added by Section 2 of this Amendment No. 2) occurring after December 16, 2009, whether the Taxable Periods (as defined in the Prior Agreement) to which such Final Determinations and Carryback Payments relate end prior to, on, or after December 16,2009.

2. Provisions Relating to Redeterminations. Paragraph 5 of the Prior Agreement is hereby amended, replaced and restated to read in its entirety as follows:

5. Redeterminations of Tax Liability.

(a) In general. In the event of any redetermination of any item of income, gain, loss, deduction or credit of any member of the Group for any Taxable Period as a result of an examination by the Internal Revenue Service (the “IRS”), any final action by the IRS on an amended return or a claim for refund, the execution of a closing agreement with the IRS or a judicial decision which has become final (a “Final Determination”), or in the event of any redetermination of any item of income, gain, loss, deduction or credit of any member of the Group for any Taxable Period which is reflected in an application that is filed with the IRS for a tentative carryback adjustment pursuant to Section 6411 of the Code and that results in a payment by the IRS (a “Carryback Payment”), the Subsidiary Separate Tax with respect to each Subsidiary shall be recomputed for such Taxable Period (insofar as possible on the basis described in paragraph l(e)) to take into account such redetermination (including any penalties or additions to tax) in a manner consistent with such revised treatment, and the payments pursuant to paragraphs 2 and 3 hereof shall be appropriately adjusted. For the avoidance of doubt, any redetermination mat occurs in connection with an application filed with the IRS for a tentative carryback adjustment pursuant to Section 6411 of the Code shall not be treated as being a result of a Final Determination.

(b) Procedure Relating to Final Determinations. In the case of any adjustment described in the first sentence of paragraph 5(a) that occurs in connection with a Final Determination, any payment between Parent and any of the Subsidiaries required by such adjustment shall be paid within seven (7) days of the date of a Final Determination with respect to such redetermination, or as soon as such adjustment can practicably be calculated, if later. Such payment shall be made together with interest for the period from the due date for tax returns for the Taxable Period for which tax liability was recomputed to the date of payment at the rate provided for underpayments in Section 6621(a) of the Code in the case of payments from any Subsidiary to the Parent and at the rate provided for overpayments in Section 6621 (a) of the Code in the case of payments to any Subsidiary by the Parent.

(c) Procedure Relating to Carryback Payments. In the case of any adjustment described in the first sentence of paragraph 5(a) that occurs in connection with a Carryback Payment, any payment between Parent and any of the Subsidiaries required by such adjustment shall be made on the same day that the Carryback Payment is received in immediately available funds from the IRS, and shall be made by wire transfer in immediately available funds. Any payment between Parent and any of the Subsidiaries that is described in the first sentence of this paragraph 5(c) shall not be accompanied by the payment of any additional amount representing interest.

(d) Trust. Any Carryback Payment received by Parent and any payment received by Parent from the IRS as a result of a claim for refund of Federal income tax (any such payments as a result of claims for refund and any Carryback Payments are referred to collectively as “Recovery Payments”), and any rights (including, without limitation, all general intangibles related thereto and all proceeds thereof) of Parent to receive a Recovery Payment, shall be held by Parent in trust for AAC to the extent that the amount of the Recovery Payment does not exceed:

(i) in the case of a Recovery Payment that is a Carryback Payment, the amount that would, upon receipt of the Recovery Payment, be required to be paid by Parent to AAC pursuant to paragraphs 5(a) and 5(c); or

(ii) in the case of a Recovery Payment that is received by Parent from the IRS as a result of a claim for refund of Federal income tax, the amount that would, after the Final Determination relating to the claim for refund, be required to be paid by Parent to AAC pursuant to paragraphs 5(a) and 5(b).

All amounts held by Parent in trust hereunder shall be held in (and, to the extent practicable, Parent shall cause third parties to directly remit such amounts directly to) a segregated account maintained by The Bank of New York Mellon (A) in which Parent shall not deposit, or permit to be deposited, any other amounts (other than earnings on amounts held in trust as contemplated hereby), (B) the title of which expressly states that Parent is the account owner as trustee for the benefit of AAC and (C) with respect to which AAC holds a perfected security interest. In furtherance of the foregoing, Parent grants to AAC effective as of December 16, 2009 a security interest in such account, all cash balances from time to time credited to such account and all proceeds of the foregoing. Notwithstanding any provision in this Agreement to the contrary, the immediately preceding sentence shall be governed by the internal laws of the State of Wisconsin,without regard to conflicts of law principles that provide for the application of the laws of another jurisdiction.

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(e) Security Interest. To the extent that the provisions of paragraph 5(d) are determined to not establish a trust for the benefit of AAC, Parent grants to AAC effective as of December 16,2009, to secure Parent’s payment and performance of any obligations owed by it to AAC under this Agreement, a security interest in all rights (including, without limitation, all general intangibles related thereto and all proceeds thereof) of Parent to receive Recovery Payments to the extent that the amount of the particular Recovery Payment does not exceed:

(i) in the case of a Recovery Payment that is a Carryback Payment, the amount that would, upon receipt of the Recovery Payment, be required to be paid by Parent to AAC pursuant to paragraphs 5(a) and 5(c); or

(ii) in the case of a Recovery Payment that is received by Parent from the IRS as a result of a claim for refund of Federal income tax, the amount that would, after the Final Determination relating to the claim for refund, be required to be paid by Parent to AAC pursuant to paragraphs 5(a) and 5(b).

Parent agrees to execute and deliver such agreements, instruments, and other documents, and take such actions, as are necessary and/or requested by AAC to protect, perfect, and maintain the perfection of such security interest (including any account control agreement), and hereby authorizes AAC to file any UCC financing statement or other document in furtherance thereof. Parent irrevocably appoints AAC and its agents as Parent’s attorney, with power to receive, open and dispose of all mail addressed to Parent and to endorse Parent’s name upon any instruments (including any refund checks) that may come into AAC’s or its agents’ possession, in each case with respect to the collateral pledged hereunder to AAC. The foregoing power of attorney is coupled with an interest and may not be revoked by Parent. Notwithstanding any provision in this Agreement to the contrary, the provisions of this paragraph 5(e) shall be governed by the internal laws of the State of Wisconsin, without regard to conflicts of law principles that provide for the application of the laws of another jurisdiction.

3. The State of Wisconsin Office of the Commissioner of Insurance shall be a third party beneficiary of the Prior Agreement as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, with the right to enforce Parent’s obligations thereunder to AAC as if a party thereto.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed as of the date first above written.

AMBAC FINANCIAL GROUP, INC.

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

AMBAC ASSURANCE CORPORATION

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

AMBAC CAPITAL CORPORATION

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

AMBAC INVESTMENTS, INC.

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

AMBAC CAPITAL FUNDING, INC.

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

RANGEMARK CAPITAL MARKETS, INC. (formerly Ambac Securities, Inc.)

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Senior Vice President

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Amendment No. 2 to Tax Sharing Agreement

AMBAC ASSET FUNDING CORPORATION

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

AMBAC AII CORPORATION

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

RANGEMARK FINANCIAL SERVICES, INC. (formerly Ambac Capital Holdings, Inc.)

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Senior Vice President

EVERSPAN FINANCIAL GUARANTEE CORP. d/b/a CONNIE LEE INSURANCE COMPANY

By:	/s/ David Abramowitz
Name:	David Abramowitz
Title:	Managing Director

CONNIE LEE HOLDINGS, INC.

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Senior Vice President

AMBAC (BERMUDA) LTD.

By:	/s/ Kevin Doyle
Name:	Kevin Doyle
Title:	Director

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Amendment No. 2 to Tax Sharing Agreement

RANGEMARK SOLUTIONS, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Senior Vice President

RANGEMARK INVESTMENT MANAGEMENT, INC.

By:	/s/ Gregg Bienstock
Name:	Gregg Bienstock
Title:	Senior Vice President

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Amendment No. 2 to Tax Sharing Agreement